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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT -April 3, 2003
                        (Date of Earliest Event Reported)

                        ARMSTRONG WORLD INDUSTRIES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-2116

         Pennsylvania                                           23-0366390
         ------------                                           ----------
   (State of Incorporation)                                  (I.R.S. Employer
                                                           Identification No.)

   2500 Columbia Avenue, Lancaster, PA                           17603
   -----------------------------------                           -----
          (Address of principal                                Zip Code
           executive offices)

       Registrant's telephone number, including area code: (717) 397-0611


                            ARMSTRONG HOLDINGS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          Commission File No. 333-32530

                Pennsylvania                                   23-3033414
                ------------                                   ----------
           (State of Incorporation)                         (I.R.S. Employer
                                                          Identification No.)

      2500 Columbia Avenue, Lancaster, PA                        17603
      -----------------------------------                        -----
             (Address of principal                              Zip Code
              executive offices)

       Registrant's telephone number, including area code: (717) 397-0611

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ITEM 9.         REGULATION FD DISCLOSURE.

           As previously disclosed, on December 6, 2000, Armstrong World Industries, Inc. ("AWI"), the major operating subsidiary of Armstrong Holdings, Inc., filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Court") in order to use the court-supervised reorganization process to achieve a resolution of its asbestos personal injury liability. Also filing under Chapter 11 were two of AWI's wholly-owned subsidiaries, Nitram Liquidators, Inc. and Desseaux Corporation of North America, Inc. The Chapter 11 cases are being jointly administered under case number 00-4471 (RJN) (the "Chapter 11 Proceeding"). On November 4, 2002, AWI filed its Plan of Reorganization (the "Plan") with the Court. On December 20, 2002, AWI filed its Disclosure Statement with respect to the Plan (the "Disclosure Statement") with the Court. On March 14, 2003, AWI filed its First Amended Plan of Reorganization and First Amended Disclosure Statement with the Court.

           On April 3, 2003, AWI filed its Second Amended Plan of Reorganization with the Court. The amendments to the First Amended Plan of Reorganization are minor and technical in nature and result from requests from the parties in interest in the Chapter 11 Proceeding. A copy of the Second Amended Plan of Reorganization is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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
                                   SIGNATURES
                                   ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ARMSTRONG WORLD INDUSTRIES, INC.



                                  By:   /s/ Walter T. Gangl
                                       -----------------------------------------
                                       Name:      Walter T. Gangl
                                       Title:     Assistant Secretary


                                  ARMSTRONG HOLDINGS, INC.



                                  By:    /s/ Walter T. Gangl
                                       -----------------------------------------
                                       Name:   Walter T. Gangl
                                       Title:  Deputy General Counsel
                                               and Assistant Secretary



Dated:  April 3, 2003






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
                                  EXHIBIT INDEX



Exhibit No.                      Description
-----------                      -----------

99.1 Second Amended Plan of Reorganization of Armstrong World Industries, Inc. under Chapter 11 of the Bankruptcy Code, dated April 3, 2003, as filed with the U.S. Bankruptcy Court for the District of Delaware.














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